UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21044

UM Investment Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers

Multi-Strategy Fund

Annual Report

December 31, 2005

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum.  This document, which is filed with the SEC, may not otherwise be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund

Annual Report

December 31, 2005

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance.  Results of an investment made today may differ substantially from the Fund’s historical performance.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund
President’s Letter (Unaudited)
December 31, 2005	January 17, 2006

Dear Shareholder:

We are pleased to present this annual report for the Undiscovered Managers Multi-Strategy Fund for the year ending December 31, 2005.  Inside, you’ll find information about the Fund as well as an annual review from the portfolio manager.

Stocks Produced Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues.  While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation.  After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005.  All told, short-term rates moved to 4.25% by the end of the period.  Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005.  U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year.  Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year—similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively—this did not come to pass in 2005.  Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market’s gains at the end of the year.  Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%.  Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.12% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed.  Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign.  On the other hand, corporate profits are expected to decelerate in 2006.  In addition, should inflation increase, the FOMC may continue to raise rates.  Given these uncertainties, investors should take a long-term approach with their investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, we thank you for your investment and we look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

Undiscovered Managers Multi-Strategy Fund

Portfolio Performance Review (Unaudited)

December 31, 2005

Fund Performance

For 2005, the Undiscovered Managers Multi-Strategy Fund generated a 6.37% return for the period, net of both fees and operating expenses.  These returns were generated with an annualized standard deviation (measure of volatility) of 2.49% and a beta of 0.10% versus the equity markets as represented by the S&P 500 Index.  Over the same period, the S&P 500 Index gained 4.91%, with a standard deviation of 7.92%.  The cumulative return since the Fund’s inception in March 2002 is 20.25%, with a standard deviation of 2.69% and a beta of 0.05% versus the S&P 500 Index.  Over the same period, the S&P 500 Index gained 20.67% with a standard deviation of 13.77%.

Strategic Factors Guiding the Management of the Fund

Our primary mandates are to protect capital, minimize volatility and generate a stream of returns that helps to diversify a traditional portfolio holding equities and fixed income instruments through investment in a portfolio of alternative investment funds (“hedge funds”).  While returns were below our longer-term goals, we feel that the Fund met the targets of generating equity-like performance with lower volatility and lower aggregate risk of loss than the equity market.

Short-selling managers, who added little value to our portfolio in 2003-2004, generated excess returns in 2005.  Our short sellers protected the portfolio during difficult periods, such as March and April 2005, when the markets, and hedge funds in particular, were down.  This reaffirmed our belief that working from a defensive posture may be beneficial over time.  We also seek to limit risk through portfolio diversification.  To that end, we have added managers who maintain reasonable levels of risk, but are not highly correlated with other holdings.  Our goal is to increase total returns while seeking to limit systematic risk in the portfolio.

While we focus on risk control, we have been working to increase the potential return of the Fund.  Often, this has taken the form of shifting capital into more heavily invested portfolios: our gross exposure (the sum of all long and short positions of the underlying funds in the Undiscovered Managers Multi-Strategy Fund) has risen over the year.  By having more dollars at work in each idea, we feel that the total level of profit potential should be higher.  During 2004, the average total exposure was 137% of net capital, which rose to 156% at the end of 2005.  To offset a slightly greater market exposure of some of these managers, we have also modestly increased the allocation to short-biased funds.

Key Trends in Investment Sectors

Equity-related.  Volatility increased at mid-year and again in the fourth quarter, perhaps in response to greater overall economic uncertainty (a transition at the Federal Reserve, high energy prices and geopolitical issues).  Much of the positive return in the U.S. equity markets during the year came from technology and growth-oriented investments, such as Apple and Google, whose shares appreciated throughout 2005.  While we have some investments with managers who held such shares (these funds were among our best performers for the year), many of our managers are more value-oriented and were either not invested or modestly short some of these richly valued stocks.  Energy and commodities took a brief pause early in the fourth quarter, then moved up again.  Two of our underlying managers generated strong returns, given their specialization in energy and shipping. Managers who did not invest in these areas underperformed somewhat during the quarter and year.  Although much of the energy industry does not earn profit on its own, government grants or tax breaks have led to modest revenue.  While Japan’s subsidies are modestly rising (Japan is 50% of the world market), companies have responded by boosting production of solar cells and associated equipment by 40% per year.

In technology, we have reduced our exposure to U.S.-based managers who are often carefully hedged and have shown both lower returns and risk.  We are considering managers with a greater analytical edge in Asian markets.  While much of the innovation was based in the U.S. (engineering, manufacturing and distribution), we believe that there is greater intellectual capital and innovation in Asia.

Event-driven, Distressed and Multi-Strategy. With high global liquidity, most companies that need financing can borrow and we continue to see a historically low level of default on bonds.  Technical conditions in the high-yield market were mixed, with outflows from mutual funds offset to a large degree by continued issuance of institutional products such as CDOs (collateralized debt obligations).  It appears that retail investors are being more cautious than the institutional funds, which are stretching for increased yield in a generally low-return environment.  At the same time, the combination of strong corporate cash flows and large private-equity war chests means that most companies that might get into trouble can be bought before they actually default.  Despite significant liabilities, the auto makers, some steel concerns and other highly leveraged companies still have significant equity capitalizations.

We remain relatively neutral on the sector, as little has changed fundamentally over the year – credit spreads are tight and overall bankruptcies, while increasing modestly, are still historically low.  Most of our managers recognize that restructurings are no longer available and are seeing positions added in 2002 come to maturity.  This leaves them with more cash to deploy and fewer opportunities (although a few large bankruptcies are absorbing capital).  Our managers have generally maintained the same portfolio posture they have held during the year, combining special situation equity positions (often in leveraged companies for which credit analysis is critical) with very senior loans that are well-collateralized.  This combination can offer reasonable value while investors wait for larger opportunities to materialize.  Merger activity is certainly increasing although returns remain muted.  While rising short-term interest rates have increased merger spreads, they are still in the 6-10% range on a gross, unleveraged basis for plain vanilla deals.  Some small or complex deals do have higher spreads, but either have significant risk or are too small for larger funds.

Relative Value. In 2005, we reduced our exposure to relative value managers.  As with high-yield and distressed-debt investing, little has changed in our view – low spreads, muted volatility and few market dislocations have led to limited opportunities.  Many managers have positioned their portfolios to include a combination of lower-risk trades (hedged convertibles, cheap volatility or synthetic puts) with special situations that offer higher returns.

One area of volatility is the auto industry.  The equity and bonds of General Motors (“GM”) have moved quite a bit and bonds of GM financial subsidiary GMAC have also been volatile.  GMAC is arguably the firm’s greatest asset and has been contributing significantly to cash flow.  As various corporate and labor issues progressed through the second half of the year, the spread on GMAC bonds moved wildly as the market began to perceive it as a more creditworthy entity if it were spun off and thus isolated from any future call on its equity to fund capital needs at GM.  One of our managers held a position that was long GMAC debt versus short GM debt.  Thereafter, GM credit spreads widened by several hundred basis points, with some bonds falling 10-30% depending on maturity.  GMAC bonds, while volatile, ended the quarter flat to modestly increased.  This situation provided strong trading opportunities for several managers.

International. Markets outside the U.S. were generally much stronger in 2005 than our own.  In Asia, the greatest increases were in Japan (TOPIX up 45%) and Korea (Kospi up 54%) while many other countries showed modest gains.  European equities increased 27% (the German DAX) and 21% (U.K. FTSE 100), while emerging market equities were up 33% (as measured by MSCI Emerging Markets Index).  While these numbers are positive from a long-only perspective, some markets also had a wide dispersion of underlying stock performance.  In Asia, more speculative shares moved up sharply, while a number of laggards were seen in technology and consumer goods companies.  Thus, despite rising markets, some managers were able to find profitable shorts.  Next to an energy specialist, our best-performing fund was focused on Japan.

In Japan, the signals are mixed.  The sharp rally in share prices during 2005 brought price-to-earnings ratios of Japan into the 40’s.  Although this ratio includes some money-losing firms that inflate the overall statistic, it is clear that current prices anticipate continued successful restructuring efforts, reasonable global growth and domestic recovery.  Corporate enthusiasm is strong, as reflected in the recent Tankan survey of business confidence.  This indicated a strong likelihood of increased capital spending in 2006 after nearly 15 years of contracting investment as many companies repaired their balance sheets.  The greatest excitement was seen in real estate, which has been rebounding from trough values of 18 months ago.  Going forward, however, we hope that individual stock selection will drive returns to a greater extent than market direction.

Performance versus Benchmarks

Performance must be defined in terms of both the returns and the risks taken to generate those returns.  As such, we will include both the return and annualized standard deviation numbers for our Fund and each benchmark for 2005.

Benchmark	Return	Standard Deviation

Undiscovered Managers Multi-Strategy Fund	6.37%	2.49%
S&P 500 Index	4.91%	7.92%
Lehman Aggregate Bond Index	2.43%	3.14%
Merrill Lynch 1-3 Year Treasury Funds Index	1.67%	1.09%
HFR Fund of Funds Composite Index	7.54%	4.24%

Discussion and Outlook

Even though the total amount of fraud in the hedge fund industry is low, we continue to enhance our initial and ongoing due diligence.  We recently hired two senior professionals to assist in this area: one with an extensive network of personal contacts to enhance informal background checks and gather additional industry news; the other with a law degree who worked at a much larger investment firm with a very structured operational due diligence program.  One must gather as much knowledge as possible, while reserving experienced judgment as the final arbiter of any investment.  That being said, we would like to reiterate our core beliefs in regard to manager selection and hedge fund investment:

1.                                       Stick to disciplines in which you have experience, so you can properly evaluate potential risks as well as benefits.

2.                                       Require sufficient transparency to verify actual positions on a regular basis.

3.                                       Perform careful due diligence on managers.

4.                                       Rely on analysis and instinct when accepting or rejecting a manager; do not hesitate to reject solely on instinct.

5.                                       Understand portfolio and process and make sure the approach suits the managers’ temperaments, personalities and strengths.

6.                                       If a manager is not known by others in his/her field, put up the warning flag.

7.                                       Experience in evaluating managers can indicate potential issues, so conduct hands-on due diligence, both with the manager and with all key related service providers.

8.                                       If a manager has performed well outside of ‘bandwidth’ for the level of net and gross exposure taken, spend extra time to understand why.

Breaking the hedge fund evaluation process down, we focus on the following areas:

Qualitative due diligence:

We have continued to build on this core strength, not only by improving our process, but also by filling out our team with experienced professionals who bring different approaches and methodologies to the table.

Quantitative due diligence:

Over the past two years, we have dramatically increased our efforts in this area.  Although we remain cautious about the value of historical data in predicting future outcomes in the hedge fund arena, we have spent considerable time, money and effort in upgrading our efforts, particularly surrounding the definition of risks we and our managers are taking at any given time.

Operational due diligence:

Over the past 12 months, we have strongly reinforced efforts in this area and are finalizing a formal initiative between our research and operations teams.  Although we have never experienced any problems with managers based on incomplete due diligence, the visible debacles of other funds gave us strong indications that additional efforts are well worth the time invested.

Manager Relationship Management:

Although we believe the imbalance is temporary, top hedge fund managers still hold more cards than investors – capacity remains scarce and demand is high.  It is extremely important for managers to continue to view us as ‘value-added’ investors, especially in a period of widespread less-than-outstanding performance by many managers.  We have certainly become ‘tougher’ and our standards for keeping capital with a manager more stringent.  Our relationships with managers continue to hinge on confidence that, as investors, we truly understand what they do.  In this regard, we must understand and monitor our investments and allow top professionals running discretionary accounts the latitude they expect and deserve.  Having a strong relationship is critical to the ongoing evaluations of managers, since we must have the requisite information to understand what is driving performance as well as an understanding of business issues, such as staffing, people management and relations with other investors.

In 2005, many regions were strong outside of the U.S. and it looks like that trajectory might continue.  Yet, it is important to remember that even with the globalization of markets, improvement in technology and increase in effective liquidity, financial markets outside the U.S. remain quite fragile.  The recent inquiry into LiveDoor in Japan, and the resulting sharp sell-off in more speculative shares in that market, illustrates both the illusory nature of liquidity and the lack of supporting technology to meet recent increases in trade flow.  Even if the Asian upswing continues, there may be severe pullbacks along the way.  Europe remains bogged down in high unemployment and a struggle to balance social democracy with free markets.  The extent to which newly elected Chancellor Merkel is able to move the German economy forward could have a very positive effect on European markets as a whole.  The financial community has mixed views on the U.S. – corporate earnings have generally been fairly positive and the U.S. consumer has not gone belly up quite yet.  However, underlying structural problems remain – high asset prices (particularly real estate), high energy costs, a large trade deficit and, more recently, a slightly inverted yield curve – normally a sign of a potential recession.  We remain concerned that risk is not being priced particularly aggressively, as a result of the low trailing levels of volatility in many financial markets/instruments.  It would also be imprudent to completely discount some of the other issues going on around the world that are counter to U.S. interests – the victory of Hamas in Palestine, the intransigence of Iran, the continued drag in Iraq, the leftward movement in Latin America (particularly Venezuela and Bolivia) and the general perception that the U.S. is less strong as a global force today than it was a decade ago.

While we cannot manage portfolios focused only on risk control, we do note that hedge funds can have weaker returns in difficult periods, and continue to maintain a conservative position.  When the ratio of returns to risk is low, one must either accept somewhat lower returns or take excessive risk to boost returns.  While we are looking to intelligently increase idiosyncratic risk through the inclusion of uncorrelated managers in interesting areas, we continue to seek to limit systematic risk in the portfolio.  Our view is that one must preserve capital in a downturn, as it is typically after a shock or crisis that the best returns can be had.  In some ways, we would like to see a return to more volatile markets with an associated repricing of risk, as returns in many hedge fund strategies would be materially enhanced.

Undiscovered Managers Multi-Strategy Fund

Portfolio Characteristics (Unaudited)

December 31, 2005

Fund Facts
Fund Inception	2/28/2002
Fiscal Year End	December 31
Net Assets as of 12/31/05 (in thousands)	$262,002

	Average Annual Total Returns as of December 31, 2005
	1 Year	3 Years	Since Inception
Undiscovered Managers Multi-Strategy Fund	6.37%	6.81%	4.94%

LIFE OF FUND PERFORMANCE (02/28/02-12/31/05)

The quoted performance is past performance and not a guarantee of future returns.  An absolute return strategy involves risk and is subject to fluctuation.  For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum.  The past performance of any investment, investment strategy or investment style is not indicative of future performance.  Results of an investment made today may differ substantially from the Fund’s historical performance.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  Total return figures include the reinvestment of dividends and capital gains.  For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call 1-800-245-5834.  Please read carefully before investing or sending money.

The Fund commenced operations on 2/28/02.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, S&P 500   Index, Lehman Aggregate Bond Index, the Merrill Lynch 1-3 Year Treasury Funds Index and the HFR Fund of Funds Composite Index from February 28, 2002 to December 31, 2005.  The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge.  The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception.  The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P 500 Index is an index of common stocks of 500 widely traded industrial, transportation, financial, and public utility companies.  The Lehman Aggregate Bond Index is composed of the Lehman Gov’t/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury and agency issues.  The Merrill Lynch 1-3 Year Treasury Funds Index is an unmanaged index which measures short-term bond performance.  The HFR Fund of Funds Composite Index measures the performance of the broad market of fund of funds open to investors.  Investors cannot invest directly in an index.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum.  This document, although required to be filed with the SEC, may not otherwise be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund

Schedule of Portfolio Investments

As of December 31, 2005

Liquidity	Security Description	Value
Long-Term Investments — 88.3%
Investment Vehicles — 88.3% (f) (i)
Event Driven - Distressed — 9.0%
Quarterly	Boldwater Capital Partners Fund, LP*	$6,910,563
Quarterly	Contrarian Capital Fund I, LP	7,064,487
Quarterly	MAST Credit Opportunities I, LP*	9,577,717
		23,552,767
Event Driven - Multi Strategy — 3.2%
Quarterly	Canyon Value Realization Fund (Cayman), Ltd.*	8,441,729

Long/Short - Europe — 6.4%
Quarterly	Glenrock Global Partners, LP*	10,512,817
Quarterly	Fuller & Thaler Long Short International Fund, LP	6,141,199
		16,654,016
Long/Short - General — 17.1%
Quarterly	Atlas Capital (QP), LP	6,203,451
Quarterly	Bonanza Partners, LP	9,815,300
Quarterly	The J-K Navigator Fund, LP*	5,372,470
Annually	Lafayette Street Fund, LP*	11,495,757
Quarterly	Newcastle Partners, LP*	3,462,778
Quarterly	SC Fundamental Value Fund, LP	8,337,252
		44,687,008
Long/Short - Japan — 5.0%
Quarterly	Standard Pacific Japan Fund, LP	13,179,013

Long/Short - Sector — 31.4%
Quarterly	BP Capital Energy Equity Fund, LP*	9,136,547
Quarterly	CRM Windridge Partners, LP	7,747,813
Quarterly	Crosslink Partners II, LP*	8,960,012
Quarterly	Longbow Partners LP*	6,287,943
Monthly	Oceanic Hedge Fund*	11,733,945
Quarterly	Symmetry Parallax Qualified Partners, LP*	7,026,144
Quarterly	TechnoVision Partners, LP	6,996,341
Annually	Vardon Partners II, LP	8,114,794
Quarterly	Ventana Partners II, LP*	6,744,344
Monthly	Vine Street Partners, LP*	9,636,620
		82,384,503
Relative Value — 5.5%
Quarterly	DDJ October Fund Onshore Feeder, LP*	7,597,166
Quarterly	Recon Arbitrage Fund, Ltd.	6,886,105
		14,483,271

See notes to financial statements.

Liquidity	Security Description	Value
Long-Term Investments (continued)
Short — 10.7%
Daily	AdvantHedge Fund, LP*	$3,726,886
Quarterly	Arcas Fund II, LP	5,595,909
Quarterly	Contra Strategic Short Fund, LP*	6,177,787
Quarterly	Highgate Partners, LP	1,288,472
Quarterly	Kingsford Capital Partners, LP*	6,150,716
Quarterly	Standard Pacific Credit Opportunities Fund, LP	5,111,045
		28,050,815
	Total Investment Vehicles
	(Cost $195,817,169)	231,433,122
Short-Term Investment — 0.0% (g)
Money Market Fund — 0.0% (g)

Shares
550	Federated Prime Value Obligations Fund
	(Cost $550)	550
Total Investments — 88.3%		231,433,672
(Cost $195,817,719)
Other Assets in Excess of Liabilities — 11.7%		30,568,322
Net Assets — 100.0%		$262,001,994

Percentages indicated are based on net assets.

(f)                                    Fair valued investment.

(g)                                 Amount rounds to less than 0.1%

(i)                                     Security has been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

*                                         All or a portion of this investment is subject to a lockup provision ranging from 3 months to 2 years.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund

Statement of Assets and Liabilities

As of December 31, 2005

ASSETS:
Investments in Investment Vehicles, at fair value	$231,433,122
Investments in money market fund, at value equivalent to cost	550
Total investment securities, at value	231,433,672
Cash	19,338,722
Receivables:
Investment Vehicles sold	27,575,796
Fund shares sold	3,112,852
Interest and dividends	2
Contribution pending investment in Investment Vehicles	6,000,000
Total assets	287,461,044

LIABILITIES:
Payables:
Dividends	1,203,449
Fund shares redeemed	23,819,737
Accrued liabilities:
Investment advisory fees	294,375
Administration fees	85,957
Custodian and accounting fees	33
Other	55,499
Total liabilities	25,459,050

Net Assets	$262,001,994

NET ASSETS:
Paid in capital	$240,585,467
Accumulated undistributed net realized gains (losses) from investments	(14,199,426)
Net unrealized appreciation (depreciation) from investments	35,615,953

Total Net Assets	$262,001,994

Outstanding units of beneficial interest (shares) ($0.001 par value; unlimited number of shares authorized):	9,253,308

Net asset value, offering and redemption price per share	$28.31

Cost of investments	$195,817,719

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund

Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:
Dividend income	$21

EXPENSES:
Investment advisory fees	3,270,396
Administration fees	955,095
Custodian and accounting fees	8,575
Professional fees	117,692
Trustees’ fees	2,570
Printing and mailing costs	21,986
Registration and filing fees	1,995
Transfer agent fees	70,589
Other	19,182
Total expenses	4,468,080
Less earnings credits	(8,575)
Net expenses	4,459,505

Net investment income (loss)	(4,459,484)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	5,800,500
Change in net unrealized appreciation (depreciation) of:
Investments	15,260,626
Net realized/unrealized gain (loss)	21,061,126
Change in net assets resulting from operations	$16,601,642

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund

Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended December 31, 2005	Year Ended December 31, 2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,459,484)	$(3,137,430)
Net realized gain (loss) on investments	5,800,500	(756,250)
Change in net unrealized appreciation (depreciation) of investments	15,260,626	10,619,988
Change in net assets resulting from operations	16,601,642	6,726,308

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(7,157,586)	(4,871,238)
From tax return of capital	(474,004)	—
Total distributions to shareholders	(7,631,590)	(4,871,238)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	51,395,767	106,870,944
Dividends reinvested	6,428,141	4,474,404
Cost of shares redeemed	(39,693,540)	(10,156,567)
Change in net assets from capital transactions	18,130,368	101,188,781

NET ASSETS:
Change in net assets	27,100,420	103,043,851
Beginning of year	234,901,574	131,857,723
End of year	$262,001,994	$234,901,574
Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions:
Issued	1,846,129	3,904,201
Reinvested	227,039	164,040
Redeemed	(1,405,190)	(370,949)
Change in shares	667,978	3,697,292

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund

Statement of Cash Flows

For the year ended December 31, 2005

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$19
Operating expenses paid	(4,377,443)
Purchases of Investment Vehicles	(82,392,039)
Net (purchases)/sales of short-term investments	(14)
Proceeds from disposition of Investment Vehicles	69,723,623
Payments of contributions pending investment in Investment Vehicles	(6,000,000)
Net cash used by operating activities	(23,045,854)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from shares sold	57,942,033
Payments of shares repurchased and redeemed	(16,806,083)
Dividend and capital gain distributions paid	(320,880)
Net cash provided by financing activities	40,815,070
Net increase in cash	17,769,216
Cash at beginning of period	1,569,506
Cash at end of period	$19,338,722

Reconciliation of change in net assets resulting from operations to net cash provided (used) by operating activities:
Change in net assets resulting from operations	$16,601,642
Increase in market value of investments	(14,610,403)
Increase in receivable for Investment Vehicles sold	(19,119,153)
Increase in dividends and interest receivable	(2)
Increase in contribution pending investment in Investment Vehicles	(6,000,000)
Increase in accrued expenses	82,062
Total Adjustments	(39,647,496)
Net cash used for operating activities	$(23,045,854)

Disclosure of non-cash items:
Symmetry QP Partners transferred to Symmetry Parallax Qualified Partners, LP	$7,204,200

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund

Financial Highlights

For the Periods Indicated

	Years Ended					February 28, 2002 (a) Through
PER SHARE OPERATING PERFORMANCE:	December 31, 2005	December 31, 2004		December 31, 2003		December 31, 2002
Net asset value, beginning of period	$27.36	$26.98		$24.62		$25.00
Income from investment operations:
Net investment income (loss)	(0.46)	(0.48	)(c)	(0.35)		(0.30)
Net realized and unrealized gains (losses) on investments	2.19	1.48		2.92		(0.01)
Total from investment operations	1.73	1.00		2.57		(0.31)
Less distributions:
Distributions from capital gains	(0.73)	(0.62)		(0.21)		(0.07)
Distributions from tax return of capital	(0.05)	—	(i)	—		—
	(0.78)	(0.62)		(0.21)		(0.07)

Net asset value, end of period	$28.31	$27.36		$26.98		$24.62

TOTAL RETURN (b) (h)	6.33%	3.72%		10.44%		(1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$262,002	$234,902		$131,858		$53,145

RATIOS TO AVERAGE NET ASSETS: (f) (g)
Net expenses	1.71%	1.81%		2.12	%(d)	3.36	%(e)
Net investment income (loss)	(1.71)	(1.80)		(2.11	)(d)	(3.34	)(e)
Expenses without waivers, reimbursements and earnings credits	1.71	1.81		2.12	(d)	3.63	(e)
PORTFOLIO TURNOVER RATE (b)	36	18		12		0

(a) Commencement of operations.

(b) Not annualized for periods less than one year.

(c) Calculated based upon average number of shares outstanding.

(d) Includes amortization of offering costs of 0.05%.

(e) Includes amortization of offering and organizational costs of 0.93%.

(f) Annualized for periods less than one year.

(g) Expenses of Investment Vehicles are not included in the expense ratios.

(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(i) Amount rounds to less than $0.01

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements
December 31, 2005

1.                                     Organization

UM Investment Trust (“UMIT” or the “Trust”) was organized on November 12, 2001 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.  Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust.  The Fund commenced operations on February 28, 2002.  Effective August 22, 2005, the Fund changed its name from UM Multi-Strategy Fund to Undiscovered Managers Multi-Strategy Fund.

The objective of the Fund is to achieve capital appreciation with low volatility relative to the broad equity markets.  The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the “Investment Vehicles”) that are advised by a variety of investment management firms.  The Fund primarily invests in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

2.                                     Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in accordance with accounting principles generally accepted in the United States of America.  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

A.            Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m.  Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust’s officers from time to time.  Investments in Investment Vehicles are presented in the accompanying financial statements at fair value.  Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation, net of any performance fees.  As a general matter, the fair value of the Fund’s interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as any relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments of the Fund with a value of $231,433,122, which is approximately 100.0% of the Fund’s investments at December 31, 2005, have been fair valued and are illiquid and restricted as to resale or transfer.

B.            Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective).  Gains and losses are calculated on the specific identified cost basis.  Interest in come is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.  Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized gains or losses in the Statement of Operations.

C.            Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees.  With respect to the Fund’s investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such entity’s expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity.  The Fund’s share of management and performance fees charged by such entities is in addition to fees paid by the Fund to money managers and is not reflected as Fund expenses.

As of December 31, 2005, the Fund had investments in thirty-one Investment Vehicles, none of which were related parties.  The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 10% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment.  The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D.            Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes.  The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments.  Accordingly, no provision for Federal income or excise tax is necessary.

E.             Distributions to Shareholders

Distributions of net investment income and net capital gains, if any, are declared and paid at least annually.  Distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various Investment Vehicles held by the Fund, timing differences and differing characterizations of distributions made by the Fund.  The following amounts were reclassified within the capital accounts:

	Accumulated	Accumulated net
	undistributed/(overdistributed)	realized gain (loss)
Paid-in-capital	net investment income	on investments
$(2,193,907)	$4,459,484	$(2,265,577)

The reclassification for the Fund relates primarily to current year investment in partnership interest, return of capital and current year net operating losses (“NOL”) and NOL offsetting short-term capital gains.

3.             Fees and Other Transactions with Affiliates

A.            Investment Advisory Fee

Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”), a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the investment advisor to the Fund.  The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Trust’s Board of Trustees (the “Board”).  For such services, the Advisor is paid a fee.  The fee is accrued daily and paid monthly at an annual rate of 1.25% of average monthly net assets.  The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

The Fund’s investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC (the “Sub-advisor”), under the general oversight of the Advisor and the Board.  Under the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-advisor a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund.  The Advisor monitors and evaluates the Sub-advisor to help assure that it is managing the Fund in a manner consistent with the Fund’s investment objective and restrictions and applicable laws and guidelines.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

B.            Administration Fee

Effective February 19, 2005, pursuant to the Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund.  In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the fund.  The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Fund’s Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”) began serving as the Fund’s Sub-administrator.  For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Fund’s Sub-administrator.  For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C.            Placement Agent

Effective February 19, 2005, JPMorgan Distribution Services Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, began serving as the Fund’s placement agent.  The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund’s private placement of shares.

Prior to February 19, 2005, J.P. Morgan Institutional Investments, Inc., a registered broker-dealer affiliated with the Advisor, served as the Fund’s Placement Agent.

The Placement Agent receives no compensation for its services.

D.            Custodian and Accounting Fees

JPMCB provides portfolio custody and fund accounting services for the Fund.  The amount paid directly to JPMCB by the Fund for custody and fund accounting services is included in custodian and accounting fees in the Statement of Operations.  The custodian and accounting fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian.  Such earnings credits, if any, are presented separately in the Statement of Operations.

E.             Other

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor.  Such officers receive no compensation from the Fund for serving in their respective roles.

F.             Commitments

At December 31, 2005, the Fund had funded commitments to make investments or additional investments as follows:

Fund	Amount
SC Opportunity Fund, LP	$5,000,000
SC Fundamental Value Fund, LP	$1,000,000
$6,000,000

These funded commitments are reported as Contributions pending investment in Investment Vehicles on the Statement of Assets and Liabilities.

4.                                     Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$89,596,239	$96,046,976

5.                                     Federal Income Tax Matters

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005 were as follows:

			Net unrealized
	Gross unrealized	Gross unrealized	appreciation
Gross aggregate cost	appreciation	depreciation	(depreciation)
$210,017,145	$26,005,751	$(4,589,224)	$21,416,527

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the outstanding basis adjustment from the Fund’s investments in partnerships.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Long-Term		Total
Capital Gain	Return of Capital	Distributions
$7,157,586	$474,004	$7,631,590

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

Ordinary	Long-Term	Return of	Total
income	Capital Gain	Capital	Distributions
$270,483	$4,599,955	$800	$4,871,238

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable
	long-term capital gain		Unrealized
Current distributable	or tax basis capital	Current distributable	appreciation
ordinary income	loss carryover	tax exempt income	(depreciation)
$—	$—	$—	$21,416,527

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the outstanding basis adjustment from the Fund’s investments in partnerships.

6.                                     Shareholder Transactions

No shareholder will have the right to require the Fund to redeem its Shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date.  Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion.  In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Advisor.  The

Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Fund’s net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

7.                                     Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may invest the Fund’s assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is a highly illiquid investment and involves a substantial degree of risk.  Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price.  Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.  Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks.  These Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value.  Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Investment Vehicles provide for periodic redemptions ranging from daily to annually with lock-up provisions of up to two years from initial investment.

8.                                     Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

The Fund is subject to the risk that should it decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

Report of Independent Registered Public Accounting Firm

To the Trustees of UM Investment Trust
and Shareholders of Undiscovered Managers Multi–Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi–Strategy Fund, formerly UM Multi–Strategy Fund  (a portfolio of UM Investment Trust and hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented (except for the financial highlights for the period ended December 31, 2002), in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of investments with the portfolio funds at December 31, 2005, provide a reasonable basis for our opinion.  The financial highlights for the period ended December 31, 2002 were audited by other registered public accountants whose report dated February 7, 2003 expressed an unqualified opinion on those financial highlights.

As explained in Note 2, the financial statements include investments valued at $231,433,122 (88.3% of the Fund’s net assets) at December 31, 2005, the values of which have been estimated by the Investment Advisor in the absence of readily ascertainable market values.  Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

Undiscovered Managers Multi-Strategy Fund
Trustees (Unaudited)
December 31, 2005

		Number of Funds
Name (Year of Birth);		in Fund Complex
Positions With	Principal Occupations	Overseen	Other Directorships Held
The Fund	During Past 5 Years	by Trustee(1)	Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2004	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2004	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988).	118	None.

John F. Finn (1947); Trustee of Trust since 2005	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2004	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	118

Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000- present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins(1945); Trustee of Trust since 2004	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118	None.

Peter C. Marshall (1942); Trustee of Trust since 2005	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005	Vice President of Administration and Planning, Northwestern University (1985-present).	117*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2004	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	118

Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

Number of Funds
Name (Year of Birth);		In Fund Complex
Positions With	Principal Occupations	Overseen	Other Directorships Held
The Fund	During Past 5 Years	by Trustee(1)	Outside Fund Complex
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117*	Director, American University in Cairo.

Fergus Reid, III(1932); Trustee of Trust (Chairman) since 2004	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118	Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005

Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).

		117*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2004	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118	None.

Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2004	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.  The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.

*   This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.

**  Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Undiscovered Managers Multi-Strategy Fund
Officers (Unaudited)
December 31, 2005

Name (Year of Birth),
Positions Held with	Principal Occupations
the Fund (Since)	During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005.  Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)

Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*

Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)

Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration  – Pooled Vehicles from 2000 to 2004. Mr.Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)

Vice President and Assistant General Counsel, JPMorgan Chase & Co.  since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Name (Year of Birth),
Positions Held with	Principal Occupations
the Fund (Since)	During Past 5 Years

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*

Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O’Brien (1957), Assistant Secretary (2005) **	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)

Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2005)

Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships with in the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*

Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company

prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*                   The contact address for the officer is 1111 Polaris Parkway, Columbus, OH  43271.

**            The contact address for the office is 73 Tremont Street, Floor 1, Boston, MA 02108

Undiscovered Managers Multi-Strategy Fund
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with their 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees.  Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.  The examples also assume all dividends and distributions have been reinvested.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value,	Period July 1, to	Annualized
	July 1, 2005	December 31, 2005	December 31, 2005	Expense Ratio

Actual	$1,000.00	$1,041.20	$8.80	1.71%
Hypothetical	$1,000.00	$1,016.59	$8.69	1.71%

Board Approval of Renewal of Investment Advisory Agreements (Unaudited)

The Board of Trustees, at meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement and sub-advisory agreement (together, the “Advisory Agreements”) for the Undiscovered Managers Multi-Strategy Fund (the “Fund”) whose annual report is contained herein.  At the July meeting, the Board’s equity investment sub-committee met to review and consider performance and expense information for the Fund, the Advisor to which is J.P. Morgan Investment Management Inc. (the “Advisor”) and the sub-Advisor of which is Cadogan Management LLC (together with the Advisor, the “Advisors”).  The equity investment sub-committee reported to the full Board, which then considered the equity investment sub-committee’s preliminary findings.  At and following the July meeting, the Trustees requested additional information from the Fund’s management.  At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ July request.  The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangement for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund.  The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the Fund’s peer group.  In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data.  Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval.  The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present.  Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisors

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process.  The Trustees considered the background and experience of the Advisors’ senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisors.  In addition, the Trustees considered the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team.  The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Advisor was also considered.  The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of other JPMorgan

Funds.  In addition, they considered the overall reputation and capabilities of the Advisors and their affiliates, the commitment of the Advisors to provide high quality service to the Fund, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisors’ integrity and the Advisors’ responsiveness to concerns raised by them.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisors.

Costs of Services Provided and Profitability to the Advisor

The Trustees did not receive nor review the profitability of the Fund to the Advisor in light of the fee waiver and/or expense reimbursement obligations of the Advisor and Administrator to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund.  The Trustees considered that JPMF, an affiliate of the Advisor, is expected to earn fees from the Fund for providing administrative services.  The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints.  The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and/or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Independent Written Evaluation

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fee of the Fund.  The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreements.

Fees Relative to Advisors’ Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services.  The Trustees also considered the differences in the nature, extent and quality of the services provided to the different clients.  The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings.  The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance is summarized below:

The Trustees noted that the performance of the one and three-year periods of the Fund had been within a reasonable range with that of its index.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund.  The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee.  The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account.  The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund’s advisory fees and expense ratios is summarized below:

The Trustees noted that although the Fund contractual and net advisory fee rates were higher than the median of its Expense Group the fee was considered reasonable recognizing that the total actual expenses were lower than the median of the Expense Group.

Undiscovered Managers Multi-Strategy Fund
Tax Letter (Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2005.  The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005.  The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Fund with Long Term Capital Gain Designation

The Fund hereby designates $7,157,586 as long-term capital gain distributions for the purpose of the dividend paid deduction on its tax return for the fiscal year ended December 31, 2005.

For More Information:

Investment Advisor

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Placement Agent

JPMorgan Distribution Services, Inc.
522 Fifth Avenue
New York, New York 10036

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at http://www.sec.gov.  A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website no later than August 31 of each year.  The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum.  This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.  You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of December 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 –$84,700

2005 - $90,232

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $9,397,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – $9,000

2005 - $13,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable

2005 – 84%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.3 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The proxy voting policies and procedures in effect as of December 31, 2005 are included as Exhibit 7.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

The portfolio managers for UM Multi-Strategy Fund (“Fund”) are as follows:

Stuart Leaf.  Stuart Leaf, Chief Executive Officer, has been involved in the research, creation and management of Cadogan Management, LLC’s (“Cadogan”) multi-manager portfolios since 1994.  He also has primary responsibility for business strategy and new product development.

Paul Isaac.  Paul Isaac, Chief Investment Officer, joined Cadogan in 2000 and heads its Investment Committee.  In addition to evaluating managers and economic context of the various hedge fund sectors, he, together with Mr. Leaf and Mr. Waldron, makes the portfolio management decisions, including creating new client portfolios and selecting or eliminating managers from existing portfolios.

Michael Waldron.  Michael Waldron, CFA, Director of Research, manages Cadogan’s proprietary research activity, which includes sourcing and interviewing new managers, due diligence, performance analytics, portfolio creation and monitoring.  He joined Cadogan in 1997.

Peter Hommeyer.  Peter Hommeyer, CAIA, Director, works together with Mr. Waldron and the research team to evaluate and identify potential hedge fund managers for Cadogan, contributing significantly to ongoing portfolio management.  Prior to joining Cadogan in 2004, Mr. Hommeyer ran the Alternative Investments Group for BAWAG Bank in Vienna, Austria.  There, he oversaw the Bank’s proprietary hedge fund portfolio.  From 1997-2001, he worked for Bank Austria in Vienna and London, holding positions in portfolio management and derivatives trading.

PORTFOLIO MANAGERS’ OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of December 31, 2005:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		($millions)		($millions)		($millions)
Stuart Leaf	0	0	0	0	0	0
Paul Isaac	0	0	0	0	0	0
Michael Waldron	0	0	0	0	0	0
Peter Hommeyer	0	0	0	0	0	0

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		($millions)		($millions)		($millions)
Stuart Leaf	0	0	5	$1099 mm	7	$329 mm
Paul Isaac	0	0	5	$1099 mm	7	$329 mm
Michael Waldron	0	0	5	$1099 mm	7	$329 mm
Peter Hommeyer	0	0	5	$1099 mm	7	$329 mm

POTENTIAL CONFLICTS OF INTEREST

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment company (a “RIC”). The potential for conflicts of interest exists when Cadogan, the subadviser, and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

From time to time, as part of our portfolio management process, Cadogan encounters the situation of allocating capital to a single fund across multiple Cadogan portfolios. Under such as scenario, Cadogan first looks at the individual fund’s appropriateness for each Cadogan portfolio in question. This is based primarily on the fund’s designation, style, investment methodology, liquidity terms, risk/return objectives, and capacity.  It is often the case that a candidate fund for a particular Cadogan portfolio may ultimately be deemed as inappropriate, while at the same time appropriate for another portfolio.

Cadogan has policies and procedures designed to manage these conflicts described above.

By way of example, this may occur if a fund that has limited capacity (making the investment too small to justify a larger position in a particular fund), or is of a designation that is not suitable for a particular portfolio.  In the event that Cadogan finds investments that are a fit for multiple Cadogan portfolios, Cadogan tries to ensure that all portfolios are treated with equal care with respect to position sizing.  In the event that capacity is ultimately limited, and a choice must be made between two portfolios, Cadogan’s investment committee will seek to partner the new investment to the Cadogan portfolio that provides the best perceived match with respect to maintaining that particular portfolio’s future risk and return objectives.

PORTFOLIO MANAGER COMPENSATION

Cadogan’s portfolio managers, who are also the principals of Cadogan, are compensated by:  1) a fixed base salary and 2) a percentage of Cadogan’s net profits as determined by Cadogan’s operating agreement.  The principals are not compensated based on the specific performance of any one portfolio, including the UM Multi-Strategy Fund.  Furthermore, sub-advisory fees are not performance based for the Fund unlike the other products managed by Cadogan.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Stuart N. Leaf					X
Paul Isaac	X
Michael Waldron	X
Peter Hommeyer	X

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 8, 2006